CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

Depositor

Adjustable Rate Mortgage-Backed Pass-Through Certificates,

Series 2005-8

$[1,521,512,100](Approximate)

Expected Investor Settlement Date: July 29, 2005

TERM SHEET ~ Version 1.0

July 5, 2005

DLJ Mortgage Capital, Inc.

Seller

PHH Mortgage Corporation

Countrywide Home Loans Servicing LP

National City Mortgage Co.

Select Portfolio Servicing, Inc.

SunTrust Mortgage, Inc.

Servicers

Wells Fargo Bank, N.A.

Master Servicer, Trust Administrator, Servicer and Back-up Servicer

Wilshire Credit Corporation

Special Servicer

U.S. Bank National Association

Trustee

Credit Suisse First Boston LLC

Underwriter

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 538-3831 or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-8

Offered Certificates: $[1,521,512,100] (Approximate)

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call/Mat. (Years)[1]	Prin. Window Call/Mat. (Months)[2]	Type	Pricing Speed and Assumption	Proj. Net Margin[3]	W.A. MTR	Exp’d Rating[4] S&P/Moody’s/ DBRS, Inc.
1-A-1	$[41,977,000]	[4.9561][5]	[1.88/1.88]	[1-34/1-34]	Sen/WAC/PT	25 CPB	[2.110]%	[34]	AAA/Aaa/AAA
2-A-1	$[102,546,000]	[5.3734][6]	[2.52/2.52]	[1-59/1-59]	Sen/WAC/PT	25 CPB	[2.196]%	[58]	AAA/Aaa/AAA
3-A-1	$[241,287,000]	[5.4132][7]	[2.67/2.89]	[1-66/1-83]	Sen/WAC/PT	25 CPB	[1.955]%	[83]	AAA/Aaa/AAA
4-A-1	$[243,075,000]	[5.4491][8]	[2.66/3.14]	[1-66/1-119]	Sen/WAC/PT	25 CPB	[1.996]%	[119]	AAA/Aaa/AAA
5-A-1	$[48,671,000]	[4.9707][9]	[1.87/1.87]	[1-34/1-34]	Sen/WAC/PT	25 CPB	[2.157]%	[34]	AAA/Aaa/AAA
6-A-1	$[305,321,000]	[5.4033][10]	[2.53/2.53]	[1-59/1-59]	Sen/WAC/PT	25 CPB	[2.098]%	[58]	AAA/Aaa/AAA
7-A-1	$[TBD]	[TBD][11]	[TBD/TBD]	[TBD/TBD]	Sen/Floater	30 CPR	[TBD]%	[TBD]	AAA/Aaa/AAA
7-A-2-1	$[TBD]	[TBD]12	[TBD/TBD]	[TBD/TBD]	SuperSen/Floater	30 CPR	[TBD]%	[TBD]	AAA/Aaa/AAA
7-A-2-2	$[TBD]	[TBD][13]	[TBD/TBD]	[TBD/TBD]	SenSupport/Floater	30 CPR	[TBD]%	[TBD]	AAA/Aaa/AAA
AR	$[50]	[4.9561][14]	[0.07/0.07]	[1-1/1-1]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR/AAA
AR-L	$[50]	[4.9561][14]	[0.07/0.07]	[1-1/1-1]	Sen/Residual	[NA]	[NA]	[TBD]	AAA/NR/ AAA

Information is preliminary and subject to final collateral, rating agency approval and legal review. The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the final collateral. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

_________________________

1The weighted average lives with respect to the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates will be calculated to ‘Call’ assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to ‘Maturity’ assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

2The principal windows with respect to the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates will be calculated to ‘Call’ assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to ‘Maturity’ assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

3Based on weighted average information on the assumed collateral as of the Cut-off Date.

4The Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 and Group 7 Certificates (as defined herein, and other than the Class AR and Class AR-L) are expected to be rated by Standard & Poor's Ratings Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Dominion Bond Rating Service, Inc. (“DBRS, Inc.”). The Class AR and Class AR-L Certificates are expected to be rated by S&P.

5The initial pass-through rate on the Class 1-A-1 Certificates is expected to be approximately [4.9561]% per annum. After the first distribution date, the per annum pass-through rate on the Class 1-A-1 Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

6The initial pass-through rate on the Class 2-A-1 Certificates is expected to be approximately [5.3734]% per annum. After the first distribution date, the per annum pass-through rate on the Class 2-A-1 Certificates will equal the weighted average of the net interest rates on the group 2 mortgage loans (30/360 accrual basis, 24 day delay).

7 The initial pass-through rate on the Class 3-A-1 Certificates is expected to be approximately [5.4132]% per annum. After the first distribution date, the per annum pass-through rate on the Class 3-A-1 Certificates will equal the weighted average of the net interest rates on the group 3 mortgage loans (30/360 accrual basis, 24 day delay).

8 The initial pass-through rate on the Class 4-A-1 Certificates is expected to be approximately [5.4491]% per annum. After the first distribution date, the per annum pass-through rate on the Class 4-A-1 Certificates will equal the weighted average of the net interest rates on the group 4 mortgage loans (30/360 accrual basis, 24 day delay).

9 The initial pass-through rate on the Class 5-A-1 Certificates is expected to be approximately [4.9707]% per annum. After the first distribution date, the per annum pass-through rate on the Class 5-A-1 Certificates will equal the weighted average of the net interest rates on the group 5 mortgage loans (30/360 accrual basis, 24 day delay).

10 The initial pass-through rate on the Class 6-A-1 Certificates is expected to be approximately [5.4033]% per annum. After the first distribution date, the per annum pass-through rate on the Class 6-A-1 Certificates will equal the weighted average of the net interest rates on the group 6 mortgage loans (30/360 accrual basis, 24 day delay).

11 The initial pass-through rate on the Class 7-A-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 7-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 7A net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay). After the optional termination date for the group 7A and group 7B mortgage loans, the Class 7-A-1 certificate margin will increase to twice the original margin.

12 The initial pass-through rate on the Class 7-A-2-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 7-A-2-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 7B net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay). After the optional termination date for the group 7A and group 7B mortgage loans, the Class 7-A-2-1 certificate margin will increase to twice the original margin.

13 The initial pass-through rate on the Class 7-A-2-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 7-A-2-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 7B net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay). After the optional termination date for the group 7A and group 7B mortgage loans, the Class 7-A-2-2 certificate margin will increase to twice the original margin.

14 The initial pass-through rate on the Class AR Certificates and Class AR-L Certificates is expected to be approximately [4.9561]% per annum. After the first distribution date, the per annum pass-through rate on the Class AR Certificates and Class AR-L Certificates will equal the weighted average of the net interest rates on the group 1 mortgage loans (30/360 accrual basis, 24 day delay).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Adjustable Rate Mortgage-Backed Pass-Through Certificates,

Series 2005-8

Offered Certificates (cont.)

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call/Mat. (Years)[7]	Prin. Window Call/Mat. (Months)[8]	Type	Pricing Speed and Assumption	Proj. Net Margin[9]	W.A. MTR	Exp’d Rating[10] S&P/ Moody’s/DBRS, Inc.
7-M-1	$[TBD]	[TBD][11]	[TBD/TBD]	[TBD/TBD]	Sub/Floater	30 CPR	[TBD]%	[TBD]	[TBD/TBD/TBD]
7-M-2	$[TBD]	[TBD][12]	[TBD/TBD]	[TBD/TBD]	Sub/Floater	30 CPR	[TBD]%	[TBD]	[TBD/TBD/TBD]
7-M-3	$[TBD]	[TBD][13]	[TBD/TBD]	[TBD/TBD]	Sub/Floater	30 CPR	[TBD]%	[TBD]	[TBD/TBD/TBD]
7-M-4	$[TBD]	[TBD][14]	[TBD/TBD]	[TBD/TBD]	Sub/Floater	30 CPR	[TBD]%	[TBD]	[TBD/TBD/TBD]
C-B-1	$[22,360,000]	[5.3734][15]	[4.30/4.71]	[1-66/1-119]	Sub/WAC/PT	25 CPB	[2.051]%	[77]	[TBD/TBD/TBD]
C-B-2	$[13,000,000]	[5.3734][9]	[4.30/4.71]	[1-66/1-119]	Sub/WAC/PT	25 CPB	[2.051]%	[77]	[TBD/TBD/TBD]
C-B-3	$[7,280,000]	[5.3734][9]	[4.30/4.71]	[1-66/1-119]	Sub/WAC/PT	25 CPB	[2.051]%	[77]	[TBD/TBD/TBD]

Non-Offered Certificates

Class	Original Balance (+/-5%)	Initial Coupon (%)	Avg. Life Call/Mat. (Years)[1]	Prin. Window Call/Mat. (Months)[2]	Type	Pricing Speed and Assumption	Proj. Net Margin[3]	W.A. MTR	Exp’d Rating[4] S&P/ Moody’s / DBRS, Inc.
C-B-4	$[6,243,000]	[5.3734][9]	N/A	N/A	Sub/WAC/PT	25 CPR	[2.051]%	[77]	[TBD/TBD/TBD]
C-B-5	$[5,197,000]	[5.3734][9]	N/A	N/A	Sub/WAC/PT	25 CPR	[2.051]%	[77]	[TBD/TBD/TBD]
C-B-6	$[3,124,725]	[5.3734][9]	N/A	N/A	Sub/WAC/PT	25 CPR	[2.051]%	[77]	NR/NR/NR
7-X	$[0]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/NR/NR
P	$[0][10]	N/A	N/A	N/A	Residual	N/A	N/A	N/A	NR/NR/NR

_________________________

1The weighted average lives with respect to the Class C-B Certificates will be calculated to ‘Call’ assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to ‘Maturity’ assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

2The principal windows with respect to the Class C-B Certificates will be calculated to ‘Call’ assuming the 10% optional termination is exercised and all loans pay down on their initial reset date; and to ‘Maturity’ assuming all loans pay down on their initial reset date; in both cases assuming the Pricing Speed and Assumptions stated above.

3Based on weighted average information on the assumed collateral as of the Cut-off Date.

4The Group 7 Subordinate Certificates and the Class C-B Certificates (each as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or more rating agencies.

5The initial pass-through rate on the Class 7-M-1 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 7-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 7 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay). After the optional termination date for the group 7A and group 7B mortgage loans the Class 7-M-1 certificate margin will increase by 0.50%.

6The initial pass-through rate on the Class 7-M-2 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 7-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 7 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay). After the optional termination date for the group 7A and group 7B mortgage loans the Class 7-M-2 certificate margin will increase by 0.50%.

7The initial pass-through rate on the Class 7-M-3 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 7-M-3 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 7 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay). After the optional termination date for the group 7A and group 7B mortgage loans the Class 7-M-3 certificate margin will increase by 0.50%.

8The initial pass-through rate on the Class 7-M-4 Certificates is expected to be approximately [TBD]% per annum. After the first distribution date, the per annum pass-through rate on the Class 7-M-4 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [TBD]%, (ii) the group 7 net funds cap, and (iii) [TBD]% (ACT/360, 0 day delay). After the optional termination date for the group 7A and group 7B mortgage loans the Class 7-M-4 certificate margin will increase by 0.50%.

9The initial pass-through rate on the Class C-B Certificates is expected to be approximately [5.3734]% per annum. After the first distribution date, the per annum pass-through rate on the Class C-B Certificates will equal the weighted average of the net interest rates on the group 1, group 2, group 3, group 4, group 5 and group 6 mortgage loans, as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

10 The Class P Certificates will receive prepayment penalty premiums from certain mortgage loans. The Class P Certificates are not offered hereby.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

I.  SUMMARY

Title of Series	Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-8.
Depositor	Credit Suisse First Boston Mortgage Securities Corp.
Seller	DLJ Mortgage Capital, Inc.
Servicers

Countrywide Home Loans Servicing LP, National City Mortgage Co., PHH Mortgage Corporation, Select Portfolio Servicing, Inc. (“SPS”) (see “SPS servicing risk” herein), SunTrust Mortgage, Inc., and Wells Fargo Bank N.A., (“Wells Fargo”).

Back-up Servicer	Wells Fargo (only with respect to the SPS-serviced mortgage loans).
Special Servicer	Wilshire Credit Corporation.
Master Servicer	Wells Fargo Bank
Trustee	U.S. Bank National Association.
Trust Administrator	Wells Fargo Bank, N.A.

Mortgage Pool

[5,383] adjustable-rate mortgage loans with an aggregate principal balance of approximately $[1,536,076,765.06] as of the cut-off date, secured by first liens on one- to four-family residential properties. Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust semi-annually or annually based on an index plus a margin. The mortgage pool consists of eight groups of mortgage loans. Groups 1 and 5 are generally comprised of mortgage loans with an initial fixed rate period of 3 years, Groups 2 and 6 are each generally comprised of mortgage loans with an initial fixed rate period of 5 years, Group 3 is generally comprised of mortgage loans with an initial fixed rate period of 7 years and Group 4 is generally comprised of mortgage loans with an initial fixed rate period of 10.

Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group 1	[84]	$[44,420,271.68]
Group 2	[183]	$[108,514,648.92]
Group 3	[1,057]	$[255,329,884.72]
Group 4	[413]	$[257,222,008.66]
Group 5	[236]	$51,503,677.49]
Group 6	[1,476]	$[323,091,333.80]
Group 7A	[TBD]	[TBD]
Group 7B	[TBD]	[TBD]

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Approximately [85.99]%, [84.02]%, [84.59]%, [84.34]%, [86.31]%, and [90.41]% of the groups 1, 2, 3, 4, 5 and 6 mortgage loans, respectively, do not provide for any payments of principal prior to their first adjustment date, or, with respect to certain groups 1, 3, and 5 mortgage loans, five years from the date of origination, or, with respect to certain groups 1, 2, 3, 5 and 6 mortgage loans, ten years from the date of origination.

With respect to approximately [13.61]%, [95.67]% and [77.37]% of the groups 2, 4 and 6 mortgage loans, respectively, the servicing fee will initially be 0.25% and will increase to 0.375% beginning on the first rate adjustment date.

Information contained herein reflects the July 1, 2005 cut-off date scheduled balances. Collateral information contained herein is indicative. On the closing date, the aggregate principal balance of the mortgage loans in loan groups 1, 2, 3, 4, 5 and 6 will equal the aggregate principal balance of the Groups 1, 2, 3, 4, 5 and 6 Certificates and the Class C-B Certificates. On the closing date, the aggregate principal balance of the mortgage loans in loan groups 7A and 7B, along with any amounts on deposit in the prefunding account, will equal the aggregate principal balance of the Group 7 Certificates. For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

[Prefunding Amount]	[Approximately [10]%].
[Capitalized Interest Account]	[TBD]
Cut-off Date	July 1, 2005.
Closing Date	On or about July 29, 2005.
Investor Settlement Date	On or about July 29, 2005.
Distribution Dates	On the 25th day of each month, or if the 25th day is not a business day, on the succeeding business day beginning in August 2005.
Scheduled Final Distribution Date	The distribution date in November 2035. The actual final distribution date could be substantially earlier.
Maturity Date	November 25, 2035.
Offered Certificates

Class 1-A-1, Class AR and Class AR-L Certificates (the “Group 1 Certificates”),

Class 2-A-1 Certificates (the “Group 2 Certificates”),

Class 3-A-1 Certificates (the “Group 3 Certificates”),

Class 4-A-1 Certificates (the “Group 4 Certificates”),

Class 5-A-1 Certificates (the “Group 5 Certificates”),

Class 6-A-1 Certificates (the “Group 6 Certificates”),

Class 7-A-2-1 and Class 7-A-2-2 Certificates (the “Class 7-A-2 Certificates”),

Class 7-A-1 Certificates and Class 7-A-2 Certificates (the “Group 7 Senior Certificates”),

Class 7-M-1, Class 7-M-2, Class 7-M-3 and Class 7-M-4 Certificates (the “Group 7 Subordinate Certificates,” and together with the Group 7 Senior Certificates and the Class 7-X Certificates, the “Group 7 Certificates”),

Group 1 Certificates, Group 2 Certificates, Group 3 Certificates, Group 4 Certificates, Group 5 Certificates, Group 6 Certificates and Group 7 Senior Certificates (together, the “Senior Certificates”),

Class C-B-1, Class C-B-2 and Class C-B-3 (together with the Senior Certificates and the Group 7 Subordinate Certificates, the “Offered Certificates”).

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Privately Offered Certificates

Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Class C-B Certificates”), the Class P Certificates and the Class 7-X Certificates.

Form of Offered Certificates	The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be book-entry certificates. The Class AR and Class AR-L Certificates will be physical certificates.
Minimum Denominations

The Offered Certificates, other than the Class AR and Class AR-L Certificates, will be issued in minimum denominations (by principal balance) of $25,000 and integral multiples of $1 in excess thereof. The Class AR and Class AR-L Certificates will be issued in minimum percentage interests of 20%.

Accrual Periods

For any distribution date and any class of Offered Certificates, other than the Group 7 Certificates, the calendar month immediately preceding that distribution date. For any distribution date and the Group 7 Certificates, the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding the related distribution date.

Day Count

For any distribution date and any class of Offered Certificates, other than the Group 7 Certificates, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. For any distribution date and the Group 7 Certificates, interest will be calculated on the basis of a 360-day year and the actual number of days elapsed in each accrual period.

Delay Days	For any distribution date and any class of Offered Certificates other than the Group 7 Certificates, 24 days. For any distribution date and the Group 7 Certificates, 0 days.
Optional Termination

On any distribution date on which the aggregate outstanding stated principal balance of the group 1, group 2, group 3, group 4, group 5 and group 6 mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, SPS may, but will not be required to, purchase from the trust all remaining group 1, group 2, group 3, group 4, group 5 and group 6 mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 1, Group 2, Group 3, Group 4, Group 5, Group 6 and Class C-B Certificates.

On any distribution date on which the aggregate outstanding stated principal balance of the group 7A and group 7B mortgage loans is less than or equal to 10% of its aggregate principal balance as of the cut-off date, SPS may, but will not be required to, purchase from the trust all remaining group 7A and group 7B mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group 7 Certificates.

Ratings

The Offered Certificates are expected to be rated by Moody’s Investors Service, Inc. (“Moody’s), Dominion Bond Rating Service, Inc. (“DBRS”) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings indicated in the table on page 2 above. Certain of the Class C-B Certificates may be rated by Moody’s, DBRS and/or S&P.

ERISA Considerations

The offered certificates, other than the Class AR and Class AR-L Certificates, may be eligible for purchase by transferees acting for, or on behalf of, employee benefit plans or other retirement arrangements that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or to Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations described in the prospectus supplement. Sales of the Class AR and Class AR-L Certificates to such plans or retirement arrangements are prohibited, except as described in the prospectus supplement.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Federal Income Tax Consequences

For federal income tax purposes, the depositor will cause multiple separate real estate mortgage investment conduit (“REMIC”) elections to be made with respect to the trust (exclusive of the assets held in the basis risk reserve fund). The Offered Certificates, other than the Class AR and Class AR-L Certificates, will represent ownership of regular interests in the upper tier REMIC. These certificates will generally be treated as representing ownership of debt for federal income tax purposes. Holders of these certificates will be required to include as income all interest and original issue discount, if any, on such certificates in accordance with the accrual method of accounting, regardless of the certificateholders’ usual methods of accounting. In addition, the Group 7 Certificates, other than the Class 7-X Certificates, will be treated as having a right to receive certain payments from the related basis risk reserve fund. For federal income tax purposes, the Class AR-L Certificates will represent ownership of the residual interests in the lower-tier REMICs, which will hold the mortgage loans, and the Class AR Certificates will represent ownership of the residual interest in each remaining REMIC.

Legal Investment

When issued, the Offered Certificates, other than the Class 7-M-3, Class 7-M-4, Class C-B-2 and Class C-B-3 Certificates, will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”). You should consult your legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for you.

Principal and Interest Advancing

Each servicer (or if a servicer fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any mortgage loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest	Each servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the prospectus supplement.
Servicing Transfer

It is anticipated that on or about September 1, 2005, the servicing function for all or a portion of the mortgage loans serviced by SPS will be transferred to a successor servicer that meets the requirements of a successor servicer in the pooling and servicing agreement

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

SPS Servicing Risk

Select Portfolio Servicing, Inc. changed its name from Fairbanks Capital Corp. on June 30, 2004.

SPS maintains an “Average” rating with a “Positive” outlook with Standard and Poor’s Ratings Services, a division of the McGraw-Hill Companies, Inc. and an “SQ3” rating with Moody’s Investors Service. Fitch Ratings has given SPS the following residential primary servicer ratings: “RPS2-” for subprime, home equity and Alt A products and “RSS2-” for special servicing.

On May 18, 2004, the United States District Court for the District of Massachusetts entered its final approval of the settlement of approximately 40 putative class action cases and made permanent its December 10, 2003 injunction that had the effect of staying all litigation against SPS relating to the claims addressed by the settlement agreement. The injunction excludes counterclaims and defenses that might arise out of foreclosure proceedings that SPS initiates and individuals who excluded themselves from the settlement to pursue individual claims for relief. The settlement contemplates that plaintiff’s redress would come, in part, from the redress fund established in connection with SPS’ settlement with the Federal Trade Commission (“FTC”) and the U.S. Department of Housing and Urban Development (“HUD”) described herein.

On May 5, 2004, a West Virginia state court entered an order approving a settlement between SPS and plaintiffs in a putative class action in which plaintiffs alleged that certain of SPS’s fees violated provisions of the West Virginia Code and sought an injunction, declaratory relief, actual damages, civil penalties, punitive damages, attorneys’ fees, and other relief from SPS. Under the settlement, SPS may resume its previously enjoined foreclosure activities in West Virginia, subject to compliance with applicable law. The settlement requires the approximately 300 West Virginia loans that were in one of two specific categories (i.e., real estate owned or foreclosure) as of January 7, 2003 to be reviewed by a three-person panel, including a representative of SPS, to resolve any customer disputes that may exist regarding charges assessed by SPS on such customers’ accounts and/or SPS’s right to foreclose. As part of the settlement the parties disagreed on certain fundamental issues of foreclosure law and reserved the right to submit these questions to the West Virginia Supreme Court. On May 13, 2004, the West Virginia Supreme Court accepted a petition to certify questions under West Virginia law regarding the alleged existence of (i) an obligation of lenders to consider alternative remedies to cure a default prior to pursuing non-judicial foreclosure, and (ii) an obligation of foreclosure trustees to (x) review account records to ascertain the actual amount due prior to foreclosure, and (y) consider objections to foreclosure raised by homeowners. A hearing was held in late 2004 and the West Virginia Supreme Court ruled in favor of SPS on these questions, finding that no such obligations exist under West Virginia law. This ruling clarifies such questions for the real estate lending industry in West Virginia.

On November 12, 2003, SPS announced that it had entered into a final settlement agreement with the FTC and HUD to resolve issues raised during their review of SPS’s servicing practices. As part of the settlement, SPS agreed to pay to the FTC the amount of $40 million for the creation of a redress fund for the benefit of consumers allegedly harmed by SPS and to implement certain practices on a prospective basis.

SPS has recently entered into consent agreements with regulatory agencies in Florida, Massachusetts, Michigan, Colorado, California, West Virginia, Kansas and Illinois, which provide for provisions similar to some of those contained in the consent order entered into with the FTC and HUD. While not admitting any liability in any of those agreements, SPS agreed to refund certain amounts to Florida, Massachusetts, California, West Virginia, Kansas and Michigan consumers identified by regulators in those states.

During 2003 and 2004 SPS experienced an increased level of scrutiny from various state regulatory agencies and a few states conducted or commenced formal investigations. At present, SPS has concluded all material state regulatory actions in a satisfactory manner and has procedures and controls in place to monitor compliance with the resulting state settlements and consent orders. As a licensed servicer, SPS is examined for compliance with state and local laws by numerous state agencies. No assurance can be given that SPS’s regulators will not inquire into its practices, policies or procedures in the future. It is possible that any of SPS’s regulators will order SPS to change or revise its practices, policies or procedures in the future. Any such change or revisions may have a material impact on the future income from SPS’s operations.

The occurrence of one or more of the foregoing events or a determination by any court or regulatory agency that SPS’s policies and procedures do not comply with applicable law could lead to further downgrades by one or more rating agencies, a transfer of SPS’s servicing responsibilities, increased delinquencies on the mortgage loans serviced by SPS, delays in distributions on the offered certificates, losses on the offered certificates, or any combination of these events. In addition, such developments could result in SPS’s insolvency or bankruptcy, and there can be no assurance, in the event of a bankruptcy proceeding, that SPS could reorganize successfully in bankruptcy.

On January 21, 2005, SPS announced that SPS and its shareholders have signed a letter of intent with Credit Suisse First Boston (USA), Inc. and its affiliate, DLJ Mortgage Capital, pursuant to which the parties expect to enter into a strategic agreement. Under the terms of the proposed agreement, should it be executed, Credit Suisse First Boston (USA), Inc. will have an option to acquire all the outstanding stock of SPS’s parent from the current shareholders. The option, should one be issued, expires on July 31, 2005. In addition, DLJ Mortgage Capital has agreed to sell to SPS mortgage servicing rights relating to mortgage loans with a principal balance of up to approximately $3.1 billion prior to June 30, 2005 (a portion of which has already been sold to SPS), plus an additional $3 billion over the following six months if the option described above is not exercised by Credit Suisse First Boston (USA), Inc.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

The proposed option transaction is subject to the negotiation and execution of the mutually acceptable definitive documentation and the satisfaction of other conditions and there can be no assurance that the proposed option transaction will be consummated. The option, should one be issued, will be exercisable at the sole and absolute discretion of Credit Suisse First Boston (USA), Inc. and will be subject to due diligence, the approval of Credit Suisse First Boston (USA), Inc.’s senior management and the satisfaction of other conditions and there can be no assurances that the option will be exercised.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

II. CREDIT ENHANCEMENT (Groups 1 - 6)

Subordination

The Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates will receive distributions of interest and principal before the Class C-B Certificates are entitled to receive distributions of interest or principal. The Class C-B Certificates absorb most losses, in reverse order of principal priority, on the group 1, 2, 3, 4, 5 and 6 mortgage loans prior to the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates.

NOTE: The Class C-B Certificates represent interests in the group 1, 2, 3, 4, 5 and 6 mortgage loans; consequently, the Class C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Group 1 - 6 Credit Enhancement Percentages

For any certificate on any distribution date, a fraction, expressed as a percentage, the numerator of which is the sum of the aggregate class principal balance of the C-B Certificates subordinate to that certificate, after giving effect to payments on such distribution date, and the denominator of which is the aggregate loan group balance for the group 1, 2, 3, 4, 5 and 6 mortgage loans for such distribution date.

Initial Group 1-6 Enhancement Percentages:
Class	Approximate Expected Initial Credit Enhancement* (%)
Senior Certificates	[5.50]
C-B-1	[3.35]
C-B-2	[2.10]
C-B-3	[1.40]
C-B-4	[0.80]
C-B-5	[0.30]
C-B-6	[0.00]
*Based on collateral cut-off balance. Subject to a +/- 0.50% variance.

Shifting of Interests

Except as described below, the Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the [seventh] anniversary of the first distribution date. During the next four years, the senior certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments. This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments. If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 100% of their pro rata share of principal prepayments.

Cross-Collateralization

In certain limited circumstances, principal and interest collected from any of the group 1, 2, 3, 4, 5 and 6 mortgage loans may be used to pay principal or interest, or both, to the senior certificates unrelated to that loan group.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
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Coverage for Excess Losses

The Class C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against special hazard losses, bankruptcy losses and fraud losses in excess of certain amounts, as described in the prospectus supplement.

Note: The Class C-B Certificates are allocated losses from mortgage loans in loan groups 1, 2, 3, 4, 5 and 6; consequently, disproportionately high special hazard, bankruptcy or fraud losses in one loan group could adversely impact protection to unrelated Group 1, Group 2, Group 3, Group 4, Group 5 and Group 6 Certificates for these types of losses.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

III. DISTRIBUTIONS (Groups 1 - 6)

Available Distribution Amount

For any distribution date and each of the group 1, 2, 3, 4, 5 and 6 mortgage loans, the sum of: (i) scheduled payments and advances on the related mortgage loans, net of related servicing, trustee, and insurance fees, as applicable; (ii) insurance and liquidation proceeds, net of unreimbursed liquidation expenses; (iii) principal prepayments received during the related prepayment period, excluding prepayment penalties; (iv) amounts received in respect of a repurchase by the seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed; (v) compensating interest; (vi) recoveries; and (vii) any amount paid in connection with an optional termination, up to the amount of the par value for the related group.

Priority of distributions

Distributions will in general be made to the extent of the available funds for the related loan group in the order and priority as follows:

1.     First, to the related senior certificates, pro-rata, accrued and unpaid interest at their respective pass-through rates on their respective class principal balances,

2.     Second, to the related senior certificates, as principal, the related senior principal distribution amount as described below under the heading “Distributions of principal,”

3.     Third, in limited circumstances, to the unrelated senior certificates,

4.     Fourth, to each class of Class C-B Certificates, interest and then principal in increasing order of numerical class designation, and

5.     Fifth, to the Class AR or Class AR-L Certificates, as appropriate, the remainder (which is expected to be zero).

Distribution of principal

On each distribution date, an amount up to the Group 1 senior principal distribution amount for that distribution date will be distributed as principal pro rata to the Class AR Certificates and Class AR-L Certificates until their respective class principal balances are reduced to zero, and then to the Class 1-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 2 senior principal distribution amount for that distribution date will be distributed as principal to the Class 2-A-1 Certificates, until its class principal balance has been reduced to zero.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

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On each distribution date, an amount up to the Group 3 senior principal distribution amount for that distribution date will be distributed as principal to the Class 3-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 4 senior principal distribution amount for that distribution date will be distributed as principal to the Class 4-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 5 senior principal distribution amount for that distribution date will be distributed as principal to the Class 5-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the Group 6 senior principal distribution amount for that distribution date will be distributed as principal to the Class 6-A-1 Certificates, until its class principal balance has been reduced to zero.

On each distribution date, an amount up to the amount of the subordinate principal distribution amount for that distribution date will be distributed as principal to the Class C-B Certificates, to the extent of the aggregate available funds remaining after distribution of interest and principal to the related Senior Certificates. Each class of Class C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the subordinate principal distribution amount. Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the subordinate principal distribution amount for that distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

IV.	CREDIT ENHANCEMENT (Group 7)
Overcollateralization

The group 7A and group 7B mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group 7 Certificates and certain related trust expenses. This excess interest will be applied to pay principal on the Group 7 Certificates (other than the Class 7-X Certificates) in order to create and maintain the required level of overcollateralization. The overcollateralization will be available to absorb losses on the group 7A and group 7B mortgage loans. The required level of overcollateralization may increase or decrease over time. We cannot assure you that sufficient interest will be generated by the group 7A and group 7B mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group 7A and group 7B mortgage loans.

Overcollateralization Amount

For any distribution date will be equal to the amount, if any, by which (x) the aggregate loan balance of the group 7A and group 7B mortgage loans for such distribution date exceeds (y) the aggregate class principal balance of the Group 7 Certificates after giving effect to payments on such distribution date.

Initial Overcollateralization	As of the closing date, the overcollateralization amount will be equal to [TBD]%.
Targeted Overcollateralization Amount

For any distribution date prior to the stepdown date, approximately [TBD]% of the aggregate loan balance of the group 7A and group 7B mortgage loans as of the cut-off date. For any distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, the greater of (a) [TBD]% of the aggregate loan balance of the group 7A and group 7B mortgage loans for such distribution date, or (b) [TBD]% of the aggregate loan balance of the group 7A and group 7B mortgage loans as of the cut-off date. For any distribution date on or after the stepdown date with respect to which a trigger event is in effect and is continuing, the targeted overcollateralization amount for the distribution date immediately preceding such distribution date.

Stepdown Date

The later to occur of (a) the distribution date in [TBD], and (b) the first distribution date on which the senior enhancement percentage is equal to or greater than two times the initial targeted credit enhancement percentage for the Group 7 Senior Certificates.

Group 7 Credit Enhancement Percentage	Initial Group 7 Credit Enhancement Percentages:
	Class	Approximate Expected Initial Credit Enhancement* (%)	Approximate Expected Initial Target Credit Enhancement* (%)	Approximate Expected Final Target Credit Enhancement** (%)
	7-A	[TBD]	[TBD]	[TBD]
	7-M-1	[TBD]	[TBD]	[TBD]
	7-M-2	[TBD]	[TBD]	[TBD]
	7-M-3	[TBD]	[TBD]	[TBD]
	7-M-4	[TBD]	[TBD]	[TBD]

*Prior to the stepdown date, based on collateral cut-off balance.
**After stepdown date, based on current pool balance.
Note: Class 7-A represents the aggregate balance of the Group 7 Senior Certificates.
Subordination to 7-A-2-1: [TBD]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
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Trigger Event

A trigger event will occur for any distribution date if either (i) the average of the delinquency rates for each of the three (or one and two, in the case of the first and second distribution dates) immediately preceding months as of the last day of the related collection period equals or exceeds [TBD]% of the senior enhancement percentage for such distribution date or (ii) the cumulative realized losses as a percentage of the original aggregate collateral balance on the closing date for such distribution date is greater than the percentage set forth below:

Range of Distribution Dates	Cumulative Loss Percentage
August 2008 – July 2009	[TBD]%
August 2009 – July 2010	[TBD]%
August 2010 – July 2011	[TBD]%
August 2011 and thereafter	[TBD]%

Delinquency Rate

With respect to any distribution date, the fraction, expressed as a percentage, the numerator of which is the aggregate loan balance of the group 7A and group 7B mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance of the group 7A and group 7B mortgage loans as of the close of business on the last day of such month.

Subordination

The Group 7 Senior Certificates will have a payment priority over the Group 7
Subordinate Certificates. Each class of Group 7 Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group 7A and group 7B mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount. If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group 7 Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of all classes of Group 7 Subordinate Certificates are reduced to zero. On and after the Credit Support Depletion Date, losses from the group 7B mortgage loans will be allocated to the Class 7-A-2-2 Certificates until its class principal balance is reduced to zero. Except for the Class 7-A-2-2 Certificates, no Group 7 Senior Certificates will be allocated losses.

Cross-Collateralization

In certain limited circumstances, principal and interest collected from any of the loan group 7A and group 7B mortgage loans may be used to pay principal or interest, or both, to the Group 7 Senior Certificates unrelated to that loan group.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

V.  DISTRIBUTIONS (Groups 7A and 7B)

Interest Remittance Amount

For any distribution date and the related loan group, the sum of (i) scheduled interest payments (other than payaheads) and advances on the mortgage loans in the related loan group for the related collection period, the interest portion of payaheads previously received and intended for application in the related collection period and the interest portion of all payoffs (net of payoff interest for such distribution date) and curtailments received on the mortgage loans during the related prepayment period, less (x) the applicable expense fees with respect to such mortgage loans and (y) unreimbursed advances and other amounts due to the master servicer, the applicable servicer and the trust administrator with respect to such mortgage loans, to the extent allocable to interest, (ii) compensating interest, (iii) the portion of any substitution adjustment amount and purchase price paid with respect to such mortgage loans during the related collection period, in each case allocable to interest and amounts paid in connection with an optional termination, up to the amount of the interest portion of the par value for the related loan group and (iv) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to interest, and unpaid expense fees) collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to interest.

Distributions of Interest

The pass-through rate for each class of Group 7 Certificates, other than the Class 7-X Certificates, for each distribution date is a per annum rate equal to the least of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the applicable Group 7 net funds cap, and (iii) [TBD]%.

The amount of interest payable on each distribution date in respect of each class of Group 7 Certificates, other than the Class 7-X Certificates, will equal the sum of (1) current interest for such class on such date and (2) any carryforward interest for such class and date.

On each distribution date, the interest remittance amount for such date will be paid in the following order of priority:

(1) from the interest remittance amount for loan group 7A and 7B, to the Group 7 Senior Certificates, pro rata based on amounts due, current interest and any carryforward interest for such class and such distribution date, provided that (a) amounts distributed to the Class 7-A-1 Certificates will reduce the interest remittance amount for loan group 7A before any reduction to the interest remittance amount for loan group 7B in respect of such distribution, (b) amounts distributed to the Class 7-A-2-1 and Class 7-A-2-2 Certificates will reduce the interest remittance amount for loan group 7B before any reduction to the interest remittance amount for loan group 7A in respect of such distributions;

(2) first, from the interest remittance amount for loan group 7B and then from the interest remittance amount for loan group 7A to the Class 7-M-1 Certificates, current interest and any carryforward interest for such class and such distribution date;

(3) first, from the interest remittance amount for loan group 7B, then from the interest remittance amount for loan group 7A to the Class 7-M-2 Certificates, current interest and any carryforward interest for such class and such distribution date;

(4) first, from the interest remittance amount for loan group 7B and then from the interest remittance amount for loan group 7A to the Class 7-M-3 Certificates, current interest and any carryforward interest for such class and such distribution date;

(5) first, from the interest remittance amount for loan group 7B and then from the interest remittance amount for loan group 7A to the Class 7-M-4 Certificates, current interest and any carryforward interest for such class and such distribution date;

(6) for application as part of monthly excess cashflow for such distribution date, as described below, any interest remittance amount remaining after application pursuant to clauses (1) through (5) above for such distribution date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Principal Remittance Amount

For any distribution date and the related loan group, the sum of (i) scheduled principal payments (other than payaheads) and advances on the mortgage loans in the related loan group, net of unreimbursed advances, servicing advances and other amounts due to the servicers, the trustee, the master servicer and the trust administrator with respect to the mortgage loans in the related loan group (to the extent allocable to principal), and the principal portion of payaheads previously received and intended for application in the related collection period, (ii) principal prepayments received during the related prepayment period, (iii) amounts received in respect of a repurchase by the seller, or a purchase by a holder of a subordinate certificate or by the special servicer, as provided in the pooling and servicing agreement, net of advances previously made and other amounts as to which the trustee, the trust administrator, a servicer or the master servicer is entitled to be reimbursed, (iv)  amounts paid in connection with an optional termination, up to the amount of the par value for the related loan group, (v) the portion of any substitution adjustment amount paid with respect to any deleted mortgage loans during the related collection period allocable to principal, (vi) net liquidation proceeds (net of unreimbursed advances, servicing advances and other expenses, to the extent allocable to principal) and recoveries, if any, collected with respect to the mortgage loans in the related loan group during the related collection period, to the extent allocable to principal, and (vii) if applicable, amounts withdrawn from the related Group 7 interest rate cap account to cover realized losses on the Group 7 mortgage loans incurred during the related collection period.

Overcollateralization Release Amount

For any distribution date will be equal to the lesser of (x) the principal remittance amount for such distribution date and (y) the amount, if any, by which (1) the overcollateralization amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the principal remittance amount for such date is applied on such date in reduction of the aggregate of the class principal balances of the Group 7 Certificates, exceeds (2) the targeted overcollateralization amount for such date.

Group 7A Allocation Amount

For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 7A and the denominator of which is the principal remittance amount, in each case for that distribution date.

Group 7B Allocation Amount

For any distribution date, the product of the senior principal payment amount for that distribution date and a fraction the numerator of which is the principal remittance amount derived from loan group 7B and the denominator of which is the principal remittance amount, in each case for that distribution date.

Principal Payment Amount

For any distribution date and loan groups 7A and 7B will be equal to the principal remittance amount for both loan groups for such date minus the overcollateralization release amount, if any, for such date.

Senior Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the class principal balance of the Group 7 Senior Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) approximately [TBD]% and (ii) the aggregate loan balance for loan groups 7A and 7B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan balance for loan groups 7A and 7B mortgage loans for such distribution date exceeds (ii) [TBD]% of the aggregate loan group balance for loan groups 7A and 7B as of the cut-off date.

Credit Support Depletion Date	The first distribution date on which the aggregate class principal balance of the Group 7 Subordinate Certificates has been or will be reduced to zero.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Class 7-M-1 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 7 Senior Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 7-M-1 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [TBD]% and (ii) the aggregate loan group balance for loan groups 7A and 7B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 7A and 7B for such distribution date exceeds (ii) [TBD]% of the aggregate loan group balance for loan groups 7A and 7B as of the cut-off date.

Class 7-M-2 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 7 Senior Certificates and the Class 7-M-1 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 7-M-2 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [TBD]% and (ii) the aggregate loan group balance for loan groups 7A and 7B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 7A and 7B for such distribution date exceeds (ii) [TBD]% of the aggregate loan group balance for loan groups 7A and 7B as of the cut-off date.

Class 7-M-3 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 7 Senior Certificates, the Class 7-M-1 Certificates and the Class 7-M-2 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 7-M-3 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [TBD]% and (ii) the aggregate loan group balance for loan groups 7A and 7B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 7A and 7B for such distribution date exceeds (ii) [TBD]% of the aggregate loan group balance for loan groups 7A and 7B as of the cut-off date.

Class 7-M-4 Principal Payment Amount

For any distribution date on or after the stepdown date and as long as a trigger event has not occurred with respect to such distribution date, will be the amount, if any, by which (x) the sum of (i) the class principal balances of the Group 7 Senior Certificates, the Class 7-M-1 Certificates, the Class 7-M-2 Certificates and the Class 7-M-3 Certificates, in each case, after giving effect to payments on such distribution date and (ii) the class principal balance of the Class 7-M-4 Certificates immediately prior to such distribution date exceeds (y) the lesser of (A) the product of (i) [TBD]% and (ii) the aggregate loan group balance for loan groups 7A and 7B for such distribution date and (B) the amount, if any, by which (i) the aggregate loan group balance for loan groups 7A and 7B for such distribution date exceeds (ii) [TBD]% of the aggregate loan group balance for loan groups 7A and 7B as of the cut-off date.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Distributions of Principal

The principal payment amount will be paid on each distribution date as follows:

I.     On each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, the principal payment amount will be paid in the following order of priority:

i)   (a) from the principal remittance amount for loan group 7A, sequentially, first (x) to the Class 7-A-1 Certificates, until its class principal balance has been reduced to zero, and then (y) to the Class 7-A-2-1 and Class 7-A-2-2 Certificates, pro rata, until their class principal balances are reduced to zero,

(b) from the principal remittance amount for loan group 7B, sequentially, first (x) to the Class 7-A-2-1 and Class 7-A-2-2 Certificates, pro rata, until their class principal balances are reduced to zero and then (y) to the Class 7-A-1 Certificates, until its class principal balance has been reduced to zero;

ii)  to the Class 7-M-1 Certificates, until its class principal balance has been reduced to zero;

iii)  to the Class 7-M-2 Certificates, until its class principal balance has been reduced to zero;

iv) to the Class 7-M-3 Certificates, until its class principal balance has been reduced to zero;

v)  to the Class 7-M-4 Certificates, until its class principal balance has been reduced to zero;

vi) for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (v) above.

II.    On each distribution date (a) on or after the stepdown date and (b) with respect to which a trigger event is not in effect, the principal payment amount will be paid in the following order of priority:

i)   (a) from the principal remittance amount for loan group 7A, the group 7A allocation amount, sequentially, first (x) to the Class 7-A-1 Certificates, until its class principal balance has been reduced to zero, and then (y) to the Class 7-A-2-1 and Class 7-A-2-2 Certificates, pro rata, until their class principal balances are reduced to zero;

(b) from the principal remittance amount for loan group 7B, the group 7B allocation amount, sequentially, first (x) to the Class 7-A-2-1 and Class 7-A-2-2 Certificates, pro rata, until their class principal balances are reduced to zero and then (y) to the Class 7-A-1 Certificates, until its class principal balance has been reduced to zero;

ii)  to the Class 7-M-1 Certificates, the Class 7-M-1 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

iii) to the Class 7-M-2 Certificates, the Class 7-M-2 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

iv) to the Class 7-M-3 Certificates, the Class 7-M-3 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

v)  to the Class 7-M-4 Certificates, the Class 7-M-4 principal payment amount for such distribution date, until its class principal balance has been reduced to zero;

vi) for application as part of monthly excess cashflow for such distribution date, as described below, any such principal payment amount remaining after application pursuant to clauses (i) through (v) above.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Group 7A Excess Interest Amount

For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 7A and the denominator of which is the principal remittance amount for loan groups 7A and 7B, in each case for that distribution date.

Group 7B Excess Interest Amount

For any distribution date, the product of the amount of monthly excess interest required to be distributed on that distribution date to reach the required level of overcollateralization and a fraction the numerator of which is the principal remittance amount derived from loan group 7B and the denominator of which is the principal remittance amount for loan groups 7A and 7B, in each case for that distribution date.

Distribution of Monthly Excess Cashflow

On each distribution date, monthly excess cashflow will be distributed in the following order of priority:

1)     A) until the aggregate class principal balance of the Group 7 Certificates equals the aggregate loan balance of the groups 7A and 7B mortgage loans for such distribution date minus the targeted overcollateralization amount for such date, on each distribution date (a) prior to the stepdown date or (b) with respect to which a trigger event is in effect, to the extent of monthly excess interest for such distribution date, to the Group 7 Certificates, in the following order of priority:

i)      (a) from monthly excess cashflow for loan group 7A, the Group 7A Excess Interest Amount, sequentially, first (x) to the Class 7-A-1 Certificates, until its class principal balance has been reduced to zero, and then (y) to the Class 7-A-2-1 and Class 7-A-2-2 Certificates, pro rata, until their class principal balances are reduced to zero;

(b) The Group 7B Excess Interest Amount, sequentially, first (x) to the Class 7-A-2-1 and Class 7-A-2-2 Certificates, pro rata, until their class principal balances are reduced to zero, and then (y) to the Class 7-A-1 Certificates, until its class principal balance has been reduced to zero;

ii)     to the Class 7-M-1 Certificates, until its class principal balance has been reduced to zero;

iii)    to the Class 7-M-2 Certificates, until its class principal balance has been reduced to zero; and

iv)    to the Class 7-M-3 Certificates, until its class principal balance has been reduced to zero;

v)     to the Class 7-M-4 Certificates, until its class principal balance has been reduced to zero;

(B) on each distribution date on or after the stepdown date and with respect to which a trigger event is not in effect, to fund any principal distributions required to be made on such distribution date as set forth above, after giving effect to the distribution of the principal payment amount for such date, in accordance with the priorities set forth above;

2)     to the Class 7-A-2-2 Certificates, any deferred amount for such class;

3)     to the Class 7-M-1 Certificates, any deferred amount for such class;

4)     to the Class 7-M-2 Certificates, any deferred amount for such class;

5)     to the Class 7-M-3 Certificates, any deferred amount for such class;

6)     to the Class 7-M-4 Certificates, any deferred amount for such class;

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

7)     to the Group 7-A-1 and Group 7-A-2 Certificates, any basis risk shortfall for such class;

8)     to the Class 7-M-1 Certificates, any basis risk shortfall for such class;

9)     to the Class 7-M-2 Certificates, any basis risk shortfall for such class;

10)   to the Class 7-M-3 Certificates, any basis risk shortfall for such class;

11)   to the Class 7-M-4 Certificates, any basis risk shortfall for such class;

12)   to the basis risk reserve fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

13)   to the Class 7-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

14)   to the Class AR and AR-L Certificates, any remaining amount (no payments are expected to be made to the Class AR Certificates under this clause).

Group 7A and Group 7B Net Funds Caps

The annual pass-through rates on each Class of the Group 7 Certificates (other than the Class 7-X Certificates) are subject to certain net funds caps, as more fully described in the prospectus supplement.

On any distribution date, the Group 7A and 7B net funds caps will each equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the related optimal interest remittance amount for such date and (2) 12, and the denominator of which is the aggregate loan balance of the mortgage loans in the related loan group(s) for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the maximum interest rate) on any Class of Group 7 Certificates (other than the Class 7-X Certificates) is limited by the related net funds cap, such difference will constitute a basis risk shortfall.

Schedules of the Group 7, 7A and 7B net funds caps are included in this document.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Group 7 Interest Rate Caps

[On or before the closing date, the trustee, acting on behalf of the trust, will enter into an interest rate cap agreement with [Credit Suisse First Boston International], as counterparty, whereby, in consideration for a one-time payment by the trust to the cap counterparty on the closing date, the cap counterparty will agree to make certain payments, as described below, on each interest rate cap agreement payment date. Payments under the interest rate cap agreement will be available to cover basis risk shortfalls for the Group 7 Certificates, realized losses on the Group 7 mortgage loans and deferred amounts on the Class 7-A-2-2, Class 7-M-1, Class 7-M-2, Class 7-M-3 and Class 7-M-4 Certificates. The first and last payment dates for the interest rate cap agreement will occur on the dates specified in the prospectus supplement.

Under the interest rate cap agreement, the cap counterparty will agree to make payments on each payment date equal to the product of (i) a fraction, the numerator of which is the actual number of days elapsed since the immediately preceding interest rate cap agreement payment date (or, in the case of the first interest rate cap agreement payment date, the closing date) through, but not including, the current interest rate cap agreement payment date, subject to the “Modified Following” Business Day Convention (within the meaning of the 2000 ISDA Definitions), and the denominator of which is 360, (ii) a notional amount (as set forth in the related annex for such scheduled interest rate cap agreement payment date) and (iii) the percentage equal to the difference between (1) the lesser of (a) the Index Rate for such period and (b) the percentage specified in the prospectus supplement and (2) the cap strike rate for that period (as set forth in the related annex for such interest rate cap agreement payment date); provided, that if the Index Rate is less than or equal to the applicable cap strike rate, then the payment amount due under the interest rate cap agreement will be zero. Generally, the “Index Rate” will be the rate for one-month deposits in U.S. Dollars which appear on the Telerate Page 3750 two London banking days prior to the first day of the related accrual period for the interest rate cap agreement or, if such rate does not appear on the Telerate Page 3750, the rate determined based on the rates at which one-month deposits in U.S. Dollars are offered by the reference banks to prime banks in the London interbank market.

Any amounts received by the trust administrator under the interest rate cap agreement will be deposited to a related account established by the trust administrator. Amounts on deposit in the interest rate cap account will be distributed on any distribution date in the following order of priority:

(i) to the Class 7-A-1, Class 7-A-2-1 and Class 7-A-2-2 Certificates, pro rata based on the amount of any unpaid Basis Risk Shortfalls, the amount of any unpaid Basis Risk Shortfalls for such class;

(ii) to the Class 7-M-1, Class 7-M-2, Class 7-M-3 and Class 7-M-4 Certificates, sequentially, the amount of any unpaid Basis Risk Shortfalls for such class;

(iii) to the Principal Remittance Amounts for loan groups 7A and 7B, up to the amount of such Realized Losses on the mortgage loans in the related loan group incurred during the related Collection Period, any shortfall to be allocated pro rata based upon the amount of such Realized Losses applicable to each such loan group; and

(iv) to the Class 7-A-2-2, Class 7-M-1, Class 7-M-2, Class 7-M-3 and Class 7-M-4 Certificates, in that order, any applicable Deferred Amounts prior to giving effect to amounts available to be paid in respect of Deferred Amounts as described herein on such distribution date.

Amounts paid under the interest rate cap agreement not used on any distribution date to pay Basis Risk Shortfalls on the Group 7 Certificates, Realized Losses on the Group 7 mortgage loans or Deferred Amounts on the Class 7-A-2-2, Class 7-M-1, Class 7-M-2, Class 7-M-3 and Class 7-M-4 Certificates will remain on deposit in the interest rate cap account and may be available on future distribution dates to make the payments described in the preceding paragraph; provided, however that such amounts will be paid into and distributed out of a separate trust created pursuant to the pooling and servicing agreement for the benefit of the Group 7 Certificates. However, at no time will the amount on deposit in the interest rate cap account exceed the deposit amount. The “deposit amount” will be calculated on each distribution date, after giving effect to withdrawals from the interest rate cap account on that distribution date and distributions and allocation of losses on the certificates on such date, and will equal the excess, if any, of the Targeted Overcollateralization Amount for such distribution date over the Overcollateralization Amount for such distribution date.

Unless terminated earlier, the interest rate cap agreement will terminate on the date specified in the prospectus supplement. Both the trustee and the cap counterparty will have the right to terminate the interest rate cap agreement for certain reasons set forth in the documentation associated with each interest rate cap agreement, including, without limitation, the related ISDA Master Agreement, the Schedule thereto and a Confirmation thereunder. Although it is not anticipated that there will be amounts payable by the trust, certain amounts may be payable by the trust under the interest rate cap agreement from funds otherwise distributable to the holders of the certificates as a result of such termination.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

VI. NORMALIZED CAP NOTIONAL SCHEDULE
TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

VII.	BOND PROFILES

GROUPS 1, 2, 3, 4, 5 AND 6 BOND PROFILES TO CALL*:

	15 CPB / Call (Y)	20 CPB / Call (Y)	22 CPB / Call (Y)	25 CPB / Call (Y)	27 CPB / Call (Y)	30 CPB / Call (Y)	35 CPB / Call (Y)	40 CPB / Call (Y)	45 CPB / Call (Y)

1A1	Run to the earlier of each underlying loans' reset and the 10% Call
WAL	2.21	2.04	1.97	1.88	1.81	1.72	1.58	1.44	1.31
Principal Window	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08
Principal # Months	34	34	34	34	34	34	34	34	34

2A1	Run to the earlier of each underlying loans' reset and the 10% Call
WAL	3.25	2.86	2.72	2.52	2.39	2.21	1.94	1.67	1.43
Principal Window	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - May10	Aug05 - Nov09	Aug05 - Apr09
Principal # Months	59	59	59	59	59	59	58	52	45

3A1	Run to the earlier of each underlying loans' reset and the 10% Call
WAL	4.01	3.40	3.10	2.67	2.45	2.23	1.95	1.67	1.43
Principal Window	Aug05 - Jun12	Aug05 - Jun12	Aug05 - Dec11	Aug05 - Jan11	Aug05 - Aug10	Aug05 - Jun10	Aug05 - May10	Aug05 - Nov09	Aug05 - Apr09
Principal # Months	83	83	77	66	61	59	58	52	45

4A1	Run to the earlier of each underlying loans' reset and the 10% Call
WAL	4.01	3.40	3.10	2.66	2.45	2.23	1.95	1.67	1.43
Principal Window	Aug05 - Jun12	Aug05 - Jun12	Aug05 - Dec11	Aug05 - Jan11	Aug05 - Aug10	Aug05 - Jun10	Aug05 - May10	Aug05 - Nov09	Aug05 - Apr09
Principal # Months	83	83	77	66	61	59	58	52	45

5A1	Run to the earlier of each underlying loans' reset and the 10% Call
WAL	2.20	2.03	1.96	1.87	1.81	1.72	1.57	1.44	1.31
Principal Window	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08
Principal # Months	34	34	34	34	34	34	34	34	34

6A1	Run to the earlier of each underlying loans' reset and the 10% Call
WAL	3.27	2.88	2.74	2.53	2.40	2.22	1.95	1.67	1.44
Principal Window	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - May10	Aug05 - Nov09	Aug05 - Apr09
Principal # Months	59	59	59	59	59	59	58	52	45

Subordinate Classes	Run to the earlier of each underlying loans' reset and the 10% Call
WAL	5.43	4.94	4.66	4.30	4.12	3.94	3.68	3.30	2.90
Principal Window	Aug05 - Jun12	Aug05 - Jun12	Aug05 - Dec11	Aug05 - Jan11	Aug05 - Aug10	Aug05 - Jun10	Aug05 - May10	Aug05 - Nov09	Aug05 - Apr09
Principal # Months	83	83	77	66	61	59	58	52	45

*Assumes:

1 Month LIBOR:	3.3400%
6 Month LIBOR:	3.7100%
1 Year LIBOR:	3.8800%
1 Year CMT:	3.4230%

**WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUPS 1, 2, 3, 4, 5 AND 6 BOND PROFILES TO MATURITY*:

	15 CPB / Call (N)	20 CPB / Call (N)	22 CPB / Call (N)	25 CPB / Call (N)	27 CPB / Call (N)	30 CPB / Call (N)	35 CPB / Call (N)	40 CPB / Call (N)	45 CPB / Call (N)

1A1	Run to the earlier of each underlying loans' reset and maturity
WAL	2.21	2.04	1.97	1.88	1.81	1.72	1.58	1.44	1.31
Principal Window	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08
Principal # Months	34	34	34	34	34	34	34	34	34

2A1	Run to the earlier of each underlying loans' reset and maturity
WAL	3.25	2.86	2.72	2.52	2.39	2.21	1.95	1.71	1.51
Principal Window	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10
Principal # Months	59	59	59	59	59	59	59	59	59

3A1	Run to the earlier of each underlying loans' reset and maturity
WAL	4.01	3.40	3.18	2.89	2.70	2.46	2.10	1.81	1.57
Principal Window	Aug05 - Jun12	Aug05 - Jun12	Aug05 - Jun12	Aug05 - Jun12	Aug05 - Jun12	Aug05 - Jun12	Aug05 - Jun12	Aug05 - Jun12	Aug05 - Jun12
Principal # Months	83	83	83	83	83	83	83	83	83

4A1	Run to the earlier of each underlying loans' reset and maturity
WAL	4.72	3.83	3.54	3.14	2.91	2.60	2.18	1.85	1.58
Principal Window	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15
Principal # Months	119	119	119	119	119	119	119	119	119

5A1	Run to the earlier of each underlying loans' reset and maturity
WAL	2.20	2.03	1.96	1.87	1.81	1.72	1.57	1.44	1.31
Principal Window	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08	Aug05 - May08
Principal # Months	34	34	34	34	34	34	34	34	34

6A1	Run to the earlier of each underlying loans' reset and maturity
WAL	3.27	2.88	2.74	2.53	2.40	2.22	1.95	1.72	1.51
Principal Window	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10	Aug05 - Jun10
Principal # Months	59	59	59	59	59	59	59	59	59

Subordinate Classes	Run to the earlier of each underlying loans' reset and maturity
WAL	5.81	5.17	4.95	4.71	4.56	4.33	3.97	3.64	3.31
Principal Window	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15	Aug05 - Jun15
Principal # Months	119	119	119	119	119	119	119	119	119

*Assumes:

1 Month LIBOR:	3.3400%
6 Month LIBOR:	3.7100%
1 Year LIBOR:	3.8800%
1 Year CMT:	3.4230%

**WAL’s calculated from the settlement date assuming a 30/360 basis.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUP 7 CERTIFICATE PROFILES TO CALL*:

TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

BOND PROFILES (Cont.)

GROUP 7 CERTIFICATE PROFILES TO MATURITY*:

TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

VIII.	Net Funds Cap

Group 7 – Flat LIBOR*

Note: All Group 7 LIBOR Certificates are subject to an 11.00% hard cap.

TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 7A – Flat LIBOR*

Note: All Group 7A LIBOR Certificates are subject to an 11.00% hard cap.

TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 7B – Flat LIBOR*

Note: All Group 7B LIBOR Certificates are subject to an 11.00% hard cap.

TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 7 – Stressed LIBOR*

Note: All Group 7 LIBOR Certificates are subject to an 11.00% hard cap.

TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 7A – Stressed LIBOR*

Note: All Group 7A LIBOR Certificates are subject to an 11.00% hard cap.

TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 7B – Stressed LIBOR*

Note: All Group 7B LIBOR Certificates are subject to an 11.00% hard cap.

TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

Net Funds Cap (Cont.)

Group 7 – Stressed LIBOR* with Cap (see “Group 7 Interest Rate Caps” page 21 to 22)

Note: All Group 7 LIBOR Certificates are subject to an 11.00% hard cap.

TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

IX.	GROUP 7 Excess Interest

Assuming Flat Rates *

TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

GROUP 7 EXCESS INTEREST (CONT.)

Forward Curve*

TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

X.  BREAK EVEN CDR LOSS SCENARIOS

TBD

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

XI.	CONTACTS
ARMs TRADING DESK
Contact		Phone	Fax	E-mail
Mark Tecotzky Managing Director – ARM Trading		212-538-3831	212-743-5384	mark.tecotzky@csfb.com
John Vibert Directore - ARM Trading		212-538-3831	TBD	john.vibert@csfb.com
Patrick Gallagher Vice President - ARM Structuring		212-538-3831	212-743-2749	patrick.gallagher@csfb.com
James Buccola Analyst		212-538-3831	212-743-4863	james.buccola@csfb.com

STRUCTURED FINANCE
Contact	Phone	Fax	E-mail
Peter J. Sack Director	212-325-7892	212-743-5261	peter.sack@csfb.com

COLLATERAL
Contact	Phone	Fax	E-mail
Bryan Gallagher Vice President	212-325-0317	212-743-4877	bryan.gallagher@csfb.com
Michael De Palma Collateral Analyst	212-538-5423	212-743-4876	michael.depalma@csfb.com

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

XII.  COLLATERAL SUMMARY

NOTE: Information contained herein reflects the July 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 1 Collateral Details
Gross WAC	[5.297]%	Total Loan Balance	$[44,420,271.68]
Net WAC	[4.956]%	Average Loan Balance	$[528,812.76]
WA Gross Margin	[2.451]%	Maximum Loan Balance	$[1,500,000.00]
WA Net Margin	[2.110]%	California Concentration	[43.87]%
Index: 6 Month LIBOR	[7.00]%	Northern CA Concentration	[16.07]%
1 Year LIBOR	[93.00]%	Southern CA Concentration	[27.80]%
1 Year CMT	[0.00]%	WA Original LTV	[71.78]%
		WA Credit Score	[732]
WA Months to Reset	[34]	Full/Alt Doc*	[31.49]%
Interest Only Loans	[85.99]%	Reduced Doc*	[59.74]%
WAM	[358]	Prepayment Penalties	[5.59]%

Loan Group 2 Collateral Details
Gross WAC	[5.687]%	Total Loan Balance	$[108,514,648.92]
Net WAC	[5.373]%	Average Loan Balance	$[592,976.22]
WA Gross Margin	[2.510]%	Maximum Loan Balance	$[1,495,000.00]
WA Net Margin	[2.196]%	California Concentration	[48.48]%
Index: 6 Month LIBOR	[37.57]%	Northern CA Concentration	[14.17]%
1 Year LIBOR	[62.43]%	Southern CA Concentration	[34.32]%
1 Year CMT	[0.00]%	WA Original LTV	[73.92]%
		WA Credit Score	[729]
WA Months to Reset	[58]	Full/Alt Doc*	[25.20]%
Interest Only Loans	[84.02]%	Reduced Doc*	[59.58]%
WAM	[358]	Prepayment Penalties	[15.17]%

Loan Group 3 Collateral Details
Gross WAC	[5.787]%	Total Loan Balance	$[255,329,884.72]
Net WAC	[5.413]%	Average Loan Balance	$[241,560.91]
WA Gross Margin	[2.329]%	Maximum Loan Balance	$[999,999.00]
WA Net Margin	[1.955]%	California Concentration	[23.78]%
Index: 6 Month LIBOR	[5.78]%	Northern CA Concentration	[7.16]%
1 Year LIBOR	[93.80]%	Southern CA Concentration	[16.63]%
1 Year CMT	[0.42]%	WA Original LTV	[74.27]%
		WA Credit Score	[725]
WA Months to Reset	[83]	Full/Alt Doc*	[28.20]%
Interest Only Loans	[84.59]%	Reduced Doc*	[63.87]%
WAM	[358]	Prepayment Penalties	[15.52]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the July 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 4 Collateral Details
Gross WAC	[5.705]%	Total Loan Balance	$[257,222,008.66]
Net WAC	[5.449]%	Average Loan Balance	$[622,813.58]
WA Gross Margin	[2.251]%	Maximum Loan Balance	$[2,777,500.00]
WA Net Margin	[1.996]%	California Concentration	[64.98]%
Index: 6 Month LIBOR	[0.00]%	Northern CA Concentration	[18.77]%
1 Year LIBOR	[100.00]%	Southern CA Concentration	[46.21]%
1 Year CMT	[0.00]%	WA Original LTV	[71.40]%
		WA Credit Score	[746]
WA Months to Reset	[119]	Full/Alt Doc*	[40.11]%
Interest Only Loans	[84.34]%	Reduced Doc*	[59.79]%
WAM	[359]	Prepayment Penalties	[17.93]%

Loan Group 5 Collateral Details
Gross WAC	[5.296]%	Total Loan Balance	$[51,503,677.49]
Net WAC	[4.971]%	Average Loan Balance	$[218,235.92]
WA Gross Margin	[2.482]%	Maximum Loan Balance	$[359,650.00]
WA Net Margin	[2.157]%	California Concentration	[20.96]%
Index: 6 Month LIBOR	[26.54]%	Northern CA Concentration	[9.66]%
1 Year LIBOR	[73.46]%	Southern CA Concentration	[11.29]%
1 Year CMT	[0.00]%	WA Original LTV	[75.79]%
		WA Credit Score	[721]
WA Months to Reset	[34]	Full/Alt Doc*	[48.77]%
Interest Only Loans	[86.31]%	Reduced Doc*	[40.56]%
WAM	[358]	Prepayment Penalties	[15.07]%

Loan Group 6 Collateral Details
Gross WAC	[5.682]%	Total Loan Balance	$[323,091,333.80]
Net WAC	[5.403]%	Average Loan Balance	$[218,896.57]
WA Gross Margin	[2.377]%	Maximum Loan Balance	$[663,750.00]
WA Net Margin	[2.098]%	California Concentration	[32.97]%
Index: 6 Month LIBOR	[36.75]%	Northern CA Concentration	[10.54]%
1 Year LIBOR	[62.98]%	Southern CA Concentration	[22.43]%
1 Year CMT	[0.26]%	WA Original LTV	[75.22]%
		WA Credit Score	[719]
WA Months to Reset	[58]	Full/Alt Doc*	[30.03]%
Interest Only Loans	[90.41]%	Reduced Doc*	[61.40]%
WAM	[358]	Prepayment Penalties	[32.59]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

Adjustable Rate Mortgage Trust 2005-8	July 5, 2005
TERM SHEET	(212) 538-3831

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the July 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Groups 1, 2, 3, 4, 5 and 6 Collateral Details
Gross WAC	[5.678]%	Total Loan Balance	$[1,040,081,825.27]
Net WAC	[5.373]%	Average Loan Balance	$[301,560.40]
WA Gross Margin	[2.356]%	Maximum Loan Balance	$[2,777,500.00]
WA Net Margin	[2.051]%	California Concentration	[40.12]%
Index: 6 Month LIBOR	[18.37]%	Northern CA Concentration	[12.32]%
1 Year LIBOR	[81.45]%	Southern CA Concentration	[27.80]%
1 Year CMT	[0.18]%	WA Original LTV	[73.79]%
		WA Credit Score	[729]
WA Months to Reset	[77]	Full/Alt Doc*	[32.56]%
Interest Only Loans	[86.42]%	Reduced Doc*	[60.32]%
WAM	[358]	Prepayment Penalties	[20.94]%

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.

COLLATERAL SUMMARY (continued)

NOTE: Information contained herein reflects the July 1, 2005 cut-off date scheduled balances and may include a portion of the prefunding.

Loan Group 7A Collateral Details
Gross WAC	[TBD]%	Total Loan Balance	$[TBD]
Net WAC	[TBD]%	Average Loan Balance	$[TBD]
WA Gross Margin	[TBD]%	Maximum Loan Balance	$[TBD]
WA Net Margin	[TBD]%	California Concentration	[TBD]%
Index: 6 Month LIBOR	[TBD]%	Northern CA Concentration	[TBD]%
1 Year LIBOR	[TBD]%	Southern CA Concentration	[TBD]%
1 Year CMT	[TBD]%	WA Original LTV	[TBD]%
		WA Credit Score	[TBD]
WA Months to Reset	[TBD]	Full/Alt Doc*	[TBD]%
Interest Only Loans	[TBD]%	Reduced Doc*	[TBD]%
WAM	[TBD]	Prepayment Penalties	[TBD]%

Loan Group 7B Collateral Details
Gross WAC	[TBD]%	Total Loan Balance	$[TBD]
Net WAC	[TBD]%	Average Loan Balance	$[TBD]
WA Gross Margin	[TBD]%	Maximum Loan Balance	$[TBD]
WA Net Margin	[TBD]%	California Concentration	[TBD]%
Index: 6 Month LIBOR	[TBD]%	Northern CA Concentration	[TBD]%
1 Year LIBOR	[TBD]%	Southern CA Concentration	[TBD]%
1 Year CMT	[TBD]%	WA Original LTV	[TBD]%
		WA Credit Score	[TBD]
WA Months to Reset	[TBD]	Full/Alt Doc*	[TBD]%
Interest Only Loans	[TBD]%	Reduced Doc*	[TBD]%
WAM	[TBD]	Prepayment Penalties	[TBD]%

Loan Groups 7A and 7B Collateral Details
Gross WAC	[TBD]%	Total Loan Balance	$[TBD]
Net WAC	[TBD]%	Average Loan Balance	$[TBD]
WA Gross Margin	[TBD]%	Maximum Loan Balance	$[TBD]
WA Net Margin	[TBD]%	California Concentration	[TBD]%
Index: 6 Month LIBOR	[TBD]%	Northern CA Concentration	[TBD]%
1 Year LIBOR	[TBD]%	Southern CA Concentration	[TBD]%
1 Year CMT	[TBD]%	WA Original LTV	[TBD]%
		WA Credit Score	[TBD]
WA Months to Reset	[TBD]	Full/Alt Doc*	[TBD]%
Interest Only Loans	[TBD]%	Reduced Doc*	[TBD]%
WAM	[TBD]	Prepayment Penalties	[TBD]%

*The mortgage loans have been originated under “full” or “alternative,” “reduced documentation,” “stated income/stated assets” or “no income/no asset” programs. The “alternative,” “reduced,” “stated income/stated asset” and “no income/no asset” programs generally require either alternative or less documentation and verification than do full documentation programs which generally require standard Fannie Mae/Freddie Mac approved forms for verification of income/employment, assets and certain payment histories. Generally, an “alternative” documentation program requires information regarding the mortgagor’s income (i.e., W-2 forms, tax returns and/or pay stubs) and assets (i.e., bank statements) as does a “full doc” loan, however, alternative forms of standard verifications are used. Generally, under both “full” and “alternative” documentation programs at least one year of income documentation is provided. Generally, under a “reduced documentation” program, either no verification of a mortgagor’s stated income is undertaken by the originator or no verification of a mortgagor’s assets is undertaken by the originator. Under a “stated income/stated assets” program, no verification of either a mortgagor’s income or a mortgagor’s assets is undertaken by the originator although both income and assets are stated on the loan application and a “reasonableness test” is applied. Generally, under a “no income/no asset” program, the mortgagor is not required to state his or her income or assets and therefore, no verification of such mortgagor’s income or assets is undertaken by the originator. The underwriting for such mortgage loans may be based primarily or entirely on the estimated value of the mortgaged property and the LTV ratio at origination as well as on the payment history and credit score.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC and the Depositor have not verified those analyses, calculations or valuations or that such valuations represent levels where actual trades may occur.